UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number           811-22041

                                                        Gabelli 787 Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                                   Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                                Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: October 31

Date of reporting period: July 31, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

Third Quarter Report

July 31, 2016

To Our Shareholders,

For the quater ended July 31, 2016, the net asset value (“NAV”) per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund increased 1.6% compared with an increase of 5.8% for the Standard & Poor’s (“S&P”) 500 Index. The performance of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for the quarter was 0.1%. See below for additional performance information.

Enclosed is the schedule of investments, as of July 31, 2016.

Comparative Results

Average Annual Returns through July 31, 2016 (a)(b) (Unaudited)					Since
	Quarter	1 Year	5 Year	10 Year	Inception (2/28/01)
Class A (EMAAX)	1.65%	2.88%	4.79%	3.55%	4.39%
With sales charge (c)	(4.20)	(3.03)	3.56	2.94	3.99
Class AAA (EAAAX)	1.70	3.15	5.03	3.69	4.48
Class C (EMACX)	1.54	2.36	4.23	2.99	3.82
With contingent deferred sales charge (d)	0.54	1.36	4.23	2.99	3.82
Class Y (EMAYX)	1.77	3.38	5.27	4.02	4.86
S&P 500 Index	5.82	5.61	13.38	7.75	5.78
Lipper U.S. Treasury Money Market Fund Average	0.01	0.02	0.01	0.75	1.12
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.07	0.22	0.09	1.00	1.51

In the current prospectuses dated February 26, 2016, the Fund’s expense ratios are 1.47%, 1.67%, 2.22%, and 1.22% for the Class AAA, A, C, and Y Shares, respectively. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class A Shares’ NAV are used to calculate the performance for the periods prior to the issuance of the Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher due to lower expenses associated with this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. Dividends are considered reinvested except for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends October 31.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments — July 31, 2016 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 90.5%
	CONSUMER DISCRETIONARY — 20.7%
	Auto Components — 0.8%
10,000	Federal-Mogul Holdings Corp.†	$88,400
7,500	Haldex AB	92,249
57,000	Navistar International Corp.†	730,740
7,800	Tenneco Inc.†	440,856

		1,352,245

	Diversified Consumer Services — 0.1%
6,000	Apollo Education Group Inc.†	53,940
2,000	Funespana SA†	14,668
1	Sequential Brands Group Inc.†	4

		68,612

	Hotels, Restaurants, and Leisure — 3.8%
13,000	Belmond Ltd., Cl. A†	149,370
25,400	Carmike Cinemas Inc.†	782,828
800	Churchill Downs Inc.	104,904
19,500	Diamond Resorts International Inc.†	588,510
180,000	Dover Motorsports Inc.	378,000
2,000	Eldorado Resorts Inc.†	28,900
38,000	Ryman Hospitality Properties Inc.	2,137,120
25,000	Starwood Hotels & Resorts Worldwide Inc.	1,951,500

		6,121,132

	Household Durables — 0.2%
3,000	Bang & Olufsen A/S†	32,915
10,000	Nobility Homes Inc.†	151,000
17,000	Skyline Corp.†	156,740

		340,655

	Media — 11.3%
100,000	ACME Communications Inc.†	4,650
1,800	Charter Communications Inc., Cl. A†	422,766
180,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,258,200
124,500	Crown Media Holdings Inc., Cl. A†	628,725
3,600	Discovery Communications Inc., Cl. A†	90,324
10,800	Discovery Communications Inc., Cl. C†	265,032
20,000	DISH Network Corp., Cl. A†	1,068,400
80,000	DreamWorks Animation SKG Inc., Cl. A†	3,277,600
4,000	Liberty Broadband Corp., Cl. A†	251,240
6,000	Liberty Broadband Corp., Cl. C†	379,860
21,000	Liberty Global plc, Cl. A†	665,910
28,000	Liberty Global plc, Cl. C†	866,600
2,853	Liberty Global plc LiLAC, Cl. A†	98,001
4,394	Liberty Global plc LiLAC, Cl. C†	153,790
5,000	Liberty Media Group, Cl. A†	113,500
5,000	Liberty Media Group, Cl. C†	112,100
15,000	Liberty SiriusXM Group, Cl. A†	536,250
15,000	Liberty SiriusXM Group, Cl. C†	528,750
32,000	Media General Inc.†	562,880
12,000	Meredith Corp.	653,760
4,000	Scripps Networks Interactive Inc., Cl. A	264,240

Shares		Market Value

20,000	Shaw Communications Inc., Cl. B	$405,600
20,000	Starz, Cl. A†	604,600
76,000	Telenet Group Holding NV†	3,604,785
50,000	The E.W. Scripps Co., Cl. A†	848,000
10,000	Time Warner Inc.	766,500
2,000	tronc Inc.	29,980

		18,462,043

	Specialty Retail — 4.5%
8,000	Aaron’s Inc.	191,600
8,000	Outerwall Inc.	421,280
12,000	Pier 1 Imports Inc.	61,440
3,000	Skullcandy Inc.†	18,360
250,000	Tumi Holdings Inc.†	6,687,500

		7,380,180

	TOTAL CONSUMER DISCRETIONARY	33,724,867

	INFORMATION TECHNOLOGY — 13.7%
	Communications Equipment — 0.6%
6,925	exactEarth Ltd.†	7,160
4,050	Harris Corp.	350,811
9,000	Hutchinson Technology Inc.†	17,730
49,000	Polycom Inc.†	607,110

		982,811

	Electrical Equipment and Instruments — 3.9%
6,100	American Science & Engineering Inc.	225,151
47,300	Axis Communications AB	1,962,312
22,500	FEI Co.	2,394,450
500	Imprivata Inc.†	9,560
1,000	Lexmark International Inc., Cl. A	36,670
6,600	Park Electrochemical Corp.	106,920
50,000	Rofin-Sinar Technologies Inc.†	1,580,000

		6,315,063

	Semiconductors and Semiconductor Equipment — 3.1%
200	AIXTRON SE†	1,255
35,000	ARM Holdings plc	774,484
200,000	Fairchild Semiconductor International Inc.†	3,948,000
4,000	KLA-Tencor Corp.	302,840
10,000	MoSys Inc.†	5,100
100	QLogic Corp.†	1,552

		5,033,231

	Software — 6.1%
8,000	Ausy†	487,450
98,000	Cvent Inc.†	3,196,760
5,000	EMC Corp.	141,400
75,000	FalconStor Software Inc.†	87,750
23,000	inContact Inc.†	319,700
200	InterXion Holding NV†	7,576
200	KUKA AG	24,305
20,000	LinkedIn Corp., Cl. A†	3,854,600

See accompanying notes to schedule of investments.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — July 31, 2016 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY (Continued)
	Software (Continued)
8,000	Marketo Inc.†	$281,440
1,000	NetSuite Inc.†	108,850
44,700	Qlik Technologies Inc.†	1,349,940
2,000	ReachLocal Inc.†	9,160
2,000	Take-Two Interactive Software Inc.†	80,360
100	Xura Inc.†	2,485

		9,951,776

	TOTAL INFORMATION TECHNOLOGY	22,282,881

	UTILITIES — 12.3%
	Electric Utilities — 4.8%
4,000	Avangrid Inc.	180,560
40,000	Endesa SA	840,517
2,500	Hawaiian Electric Industries Inc.	77,625
10,000	ITC Holdings Corp.	462,500
70,000	The Empire District Electric Co.	2,361,100
70,000	Westar Energy Inc.	3,889,900

		7,812,202

	Gas Utilities — 6.8%
80,000	Piedmont Natural Gas Co. Inc.	4,784,000
250,000	Questar Corp.	6,292,500
1,000	Southwest Gas Corp.	77,500

		11,154,000

	Independent Power Producers and Energy Traders — 0.0%
75,000	GenOn Energy Inc., Escrow	0
1,000	Talen Energy Corp.†	13,600

		13,600

	Multi-Utilities — 0.5%
14,000	NorthWestern Corp.	850,360

	Water — 0.2%
10,000	Severn Trent plc	324,113

	TOTAL UTILITIES	20,154,275

	MATERIALS — 11.0%
	Building Products — 2.3%
100,000	Griffon Corp.	1,714,000
14,000	Norbord Inc.	352,774
4,000	Nortek Inc.†	347,520
11,000	Vulcan Materials Co.	1,363,780

		3,778,074

	Chemicals — 4.8%
50,000	Axiall Corp.	1,632,500
7,000	Ferro Corp.†	90,720
2,000	Monsanto Co.	213,540
36,000	SGL Carbon SE†	438,504

Shares		Market Value

1,000	Syngenta AG, ADR	$78,620
50,000	The Valspar Corp.	5,323,500

		7,777,384

	Containers and Packaging — 2.8%
8,000	Greif Inc., Cl. B	423,760
277,000	Myers Industries Inc.	4,141,150

		4,564,910

	Metals and Mining — 1.1%
40,000	Alamos Gold Inc., Cl. A	373,600
100,000	Alcoa Inc.	1,062,000
17,752	AuRico Metals Inc.†	15,364
300	Joy Global Inc.	8,289
19,000	Pan American Silver Corp.	370,789

		1,830,042

	TOTAL MATERIALS	17,950,410

	CONSUMER STAPLES — 8.8%
	Consumer Products — 0.2%
60,000	Avon Products Inc.	244,200
8,000	Elizabeth Arden Inc.†	111,200

		355,400

	Food and Staples Retailing — 4.6%
9,000	CST Brands Inc.	402,480
365,000	Rite Aid Corp.†	2,555,000
57,000	SABMiller plc	3,329,778
6,400	SpartanNash Co.	201,600
29,000	Village Super Market Inc., Cl. A	917,560

		7,406,418

	Food Products — 4.0%
4,500	Flowers Foods Inc.	82,755
34,000	GrainCorp Ltd., Cl. A	219,108
800	Mead Johnson Nutrition Co.	71,360
600,000	Parmalat SpA	1,577,729
2,000,000	Premier Foods plc†	1,336,686
4,650	Snyder’s-Lance Inc.	159,309
500	The Hershey Co.	55,380
29,000	The WhiteWave Foods Co.†	1,609,210
36,000	Tootsie Roll Industries Inc.	1,336,680
1,375	Warrnambool Cheese & Butter Factory Co. Holding Ltd.†	6,792
450,000	Yashili International Holdings Ltd.	97,443

		6,552,452

	TOTAL CONSUMER STAPLES	14,314,270

	HEALTH CARE — 7.6%
	Biotechnology — 0.8%
6,800	Bio-Rad Laboratories Inc., Cl. A†	986,612
144,000	Sequenom Inc.†	339,840

		1,326,452

See accompanying notes to schedule of investments.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — July 31, 2016 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
	Health Care Equipment and Supplies — 2.6%
38,000	Alere Inc.†	$1,425,000
12,000	Exactech Inc.†	324,360
20,000	HeartWare International Inc.†	1,158,800
5,700	ICU Medical Inc.†	665,532
5,000	Smith & Nephew plc, ADR	166,450
6,000	St. Jude Medical Inc.	498,240

		4,238,382

	Health Care Providers and Services — 0.6%
1,000	Chemed Corp.	147,140
4,500	Cigna Corp.	580,320
1,700	Humana Inc.	293,335

		1,020,795

	Life Sciences Tools and Services — 0.3%
3,000	Illumina Inc.†	499,050

	Pharmaceuticals — 3.3%
3,000	Allergan plc†	758,850
28,000	AstraZeneca plc, ADR	955,920
18,000	Bristol-Myers Squibb Co.	1,346,580
8,000	Grifols SA, ADR	135,520
6,000	Mylan NV†	280,740
3,500	Perrigo Co. plc	319,865
20,000	Relypsa Inc.†.	638,800
43,000	Sagent Pharmaceuticals Inc.†	932,670

		5,368,945

	TOTAL HEALTH CARE	12,453,624

	INDUSTRIALS — 5.9%
	Aerospace and Defense — 1.1%
40,000	Kaman Corp.	1,726,400

	Air Freight and Logistics — 0.3%
100	Virgin America Inc.†	5,592
2,000	XPO Logistics Europe SA†	460,618

		466,210

	Commercial Services and Supplies — 2.5%
2,000	Greif Inc., Cl. A	80,260
9,000	Rollins Inc.	253,620
3,000	Saft Groupe SA	122,455
5,000	The Brink’s Co.	164,100
150,000	The Interpublic Group of Companies Inc.	3,459,000
1,111	Vectrus Inc.†	34,608

		4,114,043

	Machinery — 1.0%
7,000	CIRCOR International Inc.	398,580
20,000	CNH Industrial NV	142,658

Shares		Market Value

23,000	Xylem Inc.	$1,099,630

		1,640,868

	Railroads and Transportation — 1.0%
30,000	Gategroup Holding AG	1,553,859
3,000	GATX Corp.	134,190

		1,688,049

	TOTAL INDUSTRIALS	9,635,570

	TELECOMMUNICATION SERVICES — 5.7%
	Diversified Telecommunications Services — 1.6%
280,000	Asia Satellite Telecommunications Holdings Ltd.	402,763
1,000	Axia NetMedia Corp.	3,247
210,000	Cincinnati Bell Inc.†	1,050,000
220,000	Koninklijke KPN NV	723,864
3,500	Level 3 Communications Inc.†	177,100
5,000	Loral Space & Communications Inc.†	175,650
1,000	Rogers Communications Inc., Cl. B	44,170

		2,576,794

	Wireless Telecommunications Services — 4.1%
24,000	Millicom International Cellular SA, SDR	1,281,758
70,000	Sprint Corp.†	429,800
9,000	Telephone & Data Systems Inc.	283,410
40,000	T-Mobile US Inc.†	1,853,600
70,000	United States Cellular Corp.†	2,831,500

		6,680,068

	TOTAL TELECOMMUNICATION SERVICES	9,256,862

	FINANCIALS — 4.1%
	Capital Markets — 0.1%
50,000	BKF Capital Group Inc.†	37,627
3,000	Kinnevik AB, Cl. A	92,205

		129,832

	Commercial Banks — 1.9%
100,000	Astoria Financial Corp.	1,467,000
120,000	First Niagara Financial Group Inc.	1,221,600
20,025	Sterling Bancorp	338,222

		3,026,822

	Consumer Finance — 1.2%
90,000	Navient Corp.	1,278,000
100,000	SLM Corp.†	719,000

		1,997,000

	Insurance — 0.9%
1,400	Argo Group International Holdings Ltd	72,646
1,000	Aspen Insurance Holdings Ltd	45,960
40,000	National Interstate Corp.	1,297,200
1,000	Willis Towers Watson plc	123,620

		1,539,426

See accompanying notes to schedule of investments.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — July 31, 2016 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
	Real Estate Management and Development — 0.0%
1,000	Conwert Immobilien Invest SE	$16,451

	TOTAL FINANCIALS	6,709,531

	ENERGY — 0.7%
	Oil, Gas, and Consumable Fuels — 0.7%
500,000	Alvopetro Energy Ltd.†	95,738
7,600	Anadarko Petroleum Corp.	414,428
345,000	Gulf Coast Ultra Deep Royalty Trust†	25,875
8,001	Royal Dutch Shell plc, Cl. B	211,980
140,000	WesternZagros Resources Ltd.†	10,723
50,000	Whiting Petroleum Corp.†	368,500

		1,127,244

	TOTAL ENERGY	1,127,244

	TOTAL COMMON STOCKS	147,609,534

	RIGHTS — 0.7%
	TELECOMMUNICATION SERVICES — 0.5%
	Wireless Telecommunications Services — 0.5%
315,000	Leap Wireless International Inc., CVR, expire 03/14/17†	793,800

	HEALTH CARE — 0.1%
	Biotechnology — 0.0%
20,000	Adolor Corp., CPR, expire 07/01/19†	10,400
13,000	Ambit Biosciences Corp., CVR†	7,800

		18,200

	Health Care Equipment and Supplies — 0.0%
5,000	American Medical Alert Corp.†	50
250,200	Synergetics USA Inc., CVR, expire 06/30/18†	25,020

		25,070

	Pharmaceuticals — 0.1%
11,000	Chelsea Therapeutics International Ltd., CVR†	1,210
20,000	Durata Therapeutics Inc., CVR, expire 12/31/20†	0
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	60
156,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†	82,680
86,000	Trius Therapeutics, CVR†	11,180

		95,130

	TOTAL HEALTH CARE	138,400

	UTILITIES — 0.1%
	Independent Power Producers and Energy Traders — 0.1%
90,000	Dyax Corp., CVR, expire 12/31/19†	99,900

Shares		Market Value
	CONSUMER STAPLES — 0.0%
	Food and Staples Retailing — 0.0%
220,000	Safeway Casa Ley, CVR, expire 01/30/19†	$77,000
220,000	Safeway PDC, CVR, expire 01/30/17†	10,736

		87,736

	TOTAL CONSUMER STAPLES	87,736

	TOTAL RIGHTS	1,119,836

	WARRANTS — 0.0%
	ENERGY — 0.0%
	Oil, Gas, and Consumable Fuels — 0.0%
45,000	Kinder Morgan Inc., expire 05/25/17†	1,350

	MATERIALS — 0.0%
	Metals and Mining — 0.0%
850	HudBay Minerals Inc., expire 07/20/18†	215

	TOTAL WARRANTS	1,565

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 8.8%
$14,310,000	U.S. Treasury Bills,
	0.145% to 0.476%††,
	08/11/16 to 01/12/17(a)	14,300,125

	TOTAL INVESTMENTS — 100.0% (Cost $157,277,032)	$163,031,060

	Aggregate tax cost	$160,587,333

	Gross unrealized appreciation	$16,589,276
	Gross unrealized depreciation	(14,145,549)

	Net unrealized appreciation/depreciation	$2,443,727

(a)	At July 31, 2016, $1,000,000 of the principal amount was pledged as collateral for securities sold short.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CPR	Contingent Payment Right
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Schedule of Investments (Unaudited)

As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its schedule of investments. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of July 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 7/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Discretionary
Media	$17,828,668	$4,650	$628,725	$18,462,043
Other Industries (a)	15,262,824	—	—	15,262,824
Consumer Staples
Food Products	6,545,660	6,792	—	6,552,452
Other Industries (a)	7,761,818	—	—	7,761,818
Financials
Capital Markets	92,205	37,627	—	129,832
Other Industries (a)	6,579,699	—	—	6,579,699
Utilities
Independent Power Producers and Energy Traders	13,600	—	0	13,600
Other Industries (a)	20,140,675	—	—	20,140,675
All Other Industries (a)	72,706,591	—	—	72,706,591
Total Common Stocks	146,931,740	49,069	628,725	147,609,534
Rights (a)	—	—	1,119,836	1,119,836
Warrants (a)	1,350	215	—	1,565
U.S. Government Obligations	—	14,300,125	—	14,300,125
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$146,933,090	$14,349,409	$1,748,561	$163,031,060

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the period ended July 31, 2016, the Fund had transfers of $440,000 or 0.23% and $112,550 or 0.06% of net assets as of October 31, 2015 from Level 1 to Level 3 and Level 2 to Level 1, respectively. Transfers from Level 1 to Level 3 and Level 2 to Level 1 are due to a decline or an increase in market activity, e.g., frequency of trades, respectively, which resulted in a lack of or increase in available market inputs to determine price. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 10/31/15	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 7/31/16	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 7/31/16†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Discretionary
Media	—	—	—	$188,685	—	—	$440,040	—	$628,725	$188,685
Health Care
Health Care Equipment and Supplies	$38,500	—	$46,294	(38,500)	—	$(46,294)	—	—	—	—
Utilities
Independent Power Producers and Energy Traders	0	—	—	—	—	—	—	—	0	—
Total Common Stocks	38,500	—	46,294	150,185	—	(46,294)	440,040	—	628,725	188,685
Rights	1,114,023	—	(21,761)	74,574	0	(47,000)	—	—	1,119,836	74,700
TOTAL INVESTMENTS IN SECURITIES	$1,152,523	—	$24,533	$224,759	0	$(93,294)	$440,040	—	$1,748,561	$263,385

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of July 31, 2016:

Description	Balance at 7/31/16	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
		Acquisition price/
Rights	$1,119,836	Last available closing price	Discount Range	0%
All Other Investments (a)	628,725

	$1,748,561

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at July 31, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. There were no forward foreign exchange contracts held at July 31, 2016.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At July 31, 2016 there were no short sales outstanding.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At October 31, 2015, the Fund had net capital loss carryforwards for federal income tax purposes of $13,046,182 which are available to reduce future required distributions of net capital gains to shareholders through 2017. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

GABELLI ENTERPRISE MERGERS AND

ACQUISITIONS FUND

A Portfolio of the Gabelli 787 Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director and Chief Investment Officer, Financial Security Assurance Holdings Ltd.

Vincent D. Enright

Former Senior Vice President and, Chief Financial Officer, KeySpan Corporation

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

Kuni Nakamura

President,

Advanced Polymer, Inc.

Regina M. Pitaro

Managing Director,

GAMCO Asset Management Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q316QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli 787 Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/26/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/26/2016

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/26/2016

* Print the name and title of each signing officer under his or her signature.